UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2019

LEAR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-11311	13-3386776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

21557 Telegraph Road, Southfield, MI		48033
(Address of principal executive offices)		(Zip Code)

(248) 447-1500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $0.01	LEA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(e) of the Exchange Act  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b), (c) and (e)

On September 26, 2019, Jeffrey H. Vanneste tendered written notice to the Board of Directors (the “Board”) of Lear Corporation (the “Company”) that he has determined to resign as Senior Vice President and Chief Financial Officer of the Company, effective October 31, 2019. Thereafter, Mr. Vanneste will continue to serve as a non-executive employee of the Company, in a transition and advisory role, until his retirement from the Company on February 28, 2020. The Board has appointed Jason M. Cardew to serve as Mr. Vanneste’s replacement in the role of Senior Vice President and Chief Financial Officer of the Company, effective November 1, 2019. A copy of the press release announcing the transition is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Mr. Cardew, age 49, currently serves as Vice President, Finance for the Company’s Global Seating and E-Systems businesses. Previously, he served as Vice President, Finance for the Company’s Global Seating business from April 2012 to September 2018 and Interim Chief Financial Officer from September 2011 to March 2012. Prior to that, he served as the Company’s Vice President of Finance responsible for the Company’s worldwide financial planning and analysis from April 2010 to March 2012. Mr. Cardew served as the Vice President of Finance for the Company’s Global Seating business from 2008 to 2010 and Vice President – Finance from 2003 to 2008. Mr. Cardew joined the Company in July 1992 as an accountant in the corporate office. Since then, he has served in finance roles of increasing responsibility, including management roles in several of the Company’s manufacturing facilities as well as both customer and product divisions.

There are no family relationships between Mr. Cardew and any of the directors and executive officers of the Company, nor are there transactions in which Mr. Cardew has an interest requiring disclosure under Item 404(a) of Regulation S-K. Except for the Cardew Agreement (as defined below), there are no arrangements or understandings between Mr. Cardew and the Company, its officers or directors, or, to the Company’s knowledge, any other person, pursuant to which Mr. Cardew was selected as an officer of the Company.

In connection with Mr. Cardew’s appointment as Senior Vice President and Chief Financial Officer of the Company, on September 27, 2019, the Company entered into an Employment Agreement with Mr. Cardew, effective November 1, 2019 (the “Cardew Agreement”).

Pursuant to the Cardew Agreement, Mr. Cardew will serve as the Company’s Senior Vice President and Chief Financial Officer. Mr. Cardew will receive an initial annual base salary of $700,000 and will be eligible to participate in the Company’s Annual Incentive Plan and 2019 Long-Term Stock Incentive Plan (the “2019 LTSIP”). In the event that Mr. Cardew’s employment is terminated by the Company other than for “cause” or “incapacity” or by Mr. Cardew for “good reason” (as such terms are defined in the Cardew Agreement), or due to Mr. Cardew’s death, Mr. Cardew will become entitled to receive a severance package comprised of two times the sum of Mr. Cardew’s annual base salary and target bonus, 24 months of continued health coverage, full vesting of time-vested 2019 LTSIP awards and pro-rata vesting of performance-based 2019 LTSIP awards (based on actual performance). In addition, the Cardew Agreement contains restrictive covenants relating to non-competition, confidential information, and non-solicitation of the Company’s employees and customers.

In connection with the transition, the Company and Mr. Vanneste entered into an Amended and Restated Employment Agreement (the “Vanneste Agreement”), effective October 31, 2019. Under the Vanneste Agreement, Mr. Vanneste will serve as a non-executive employee of the Company in a consulting and advisory role, from the effective date thereof through Mr. Vanneste’s retirement from the Company on February 28, 2020 (or his earlier termination in accordance with the Vanneste Agreement) (the “Term”). During the Term, Mr. Vanneste will assist with the leadership transition as reasonably requested by Raymond E. Scott, President and Chief Executive Officer of the Company, and Mr. Cardew. In exchange for providing such transition services during the Term, Mr. Vanneste will receive a base salary of $10,000 per month, will continue to participate in the Company’s employee benefit plans, as in effect from time to time, and will be eligible to receive a cash performance bonus solely with respect to the ten months in the 2019 performance year during which he served as Senior Vice President and Chief Financial Officer of the Company (determined based on Mr. Vanneste’s base salary in effect during those ten months). The Vanneste Agreement otherwise contains terms substantially similar to those of Mr. Vanneste’s employment agreement in effect prior to the amendment and restatement except that, in the event that Mr. Vanneste’s employment terminates for any reason during the Term, Mr. Vanneste will not be entitled to receive any cash severance benefits.

The foregoing descriptions of the Cardew Agreement and the Vanneste Agreement are summaries only and are qualified in their entirety by reference to the full text of the Cardew Agreement and the Vanneste Agreement, which are attached hereto as Exhibit 10.1 and Exhibit 10.2 and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Exhibit Description

10.1	Employment Agreement, dated September 27, 2019, between Lear Corporation and Jason M. Cardew.

10.2	Amended and Restated Employment Agreement, dated September 30, 2019, between Lear Corporation and Jeffrey H. Vanneste.

99.1	Press release, dated October 1, 2019

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Lear Corporation

Date: October 1, 2019	By:	/s/ Raymond E. Scott
	Name:	Raymond E. Scott
	Title:	President and Chief Executive Officer

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